Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, the Chief Executive Officer of Global Industrial Company, hereby certifies that Global Industrial Company's Form 10-K for the year ended December 31, 2021 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 (o)(d)) and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Global Industrial Company.

Dated: March 17, 2022

/s/ BARRY LITWIN
Barry Litwin, Chief Executive Officer